AMERICAN GENERAL SERIES PORTFOLIO COMPANY 3

       SUPPLEMENT DATED MARCH 10, 2000
     TO PROSPECTUS DATED JANUARY 3, 2000
        (as revised January 19, 2000)


Page 34:

Replace the second paragraph under J.P.
Morgan Investment Management, Inc. with the following :

Investment decisions are made by a team that consists of portfolio managers and analysts.
The team meets regularly to review portfolio holdings and to discuss purchase and sale activity.



VA 10832-B